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                                                                     Exhibit 99Q

                                Power of Attorney

     The undersigned Trustees/Directors and officers, as indicated respectively below, of BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, RREEF Securities Trust, Morgan Grenfell Investment Trust and Deutsche Investors Portfolios Trust (each, a "Trust") and Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Asset Management Portfolio, and BT Investment Portfolios (each, a "Portfolio Trust") and Deutsche Bank Alex. Brown Cash Reserve Fund, Inc., Flag Investors Communications Fund, Inc., Flag Investors Value Builder Fund, Inc., Flag Investors Equity Partners Fund, Inc., Real Estate Securities Fund, Inc., Emerging Growth Fund, Inc., Short-Intermediate Income Fund, Inc., Deutsche Investors Fund, Inc. and Deutsche Asset Management VIT Funds (each, a "Fund") each hereby constitutes and appoints Daniel O. Hirsch, Bruce A. Rosenblum and Caroline Pearson, each of them with full powers of substitution, as his or her true and lawful attorney-in-fact and agent to execute in his or her name and on his or her behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, and all other documents, filed by a Trust, Portfolio Trust or Fund with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust, Portfolio Trust or Fund to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned each hereby ratify and confirm as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned each hereby revoke any Powers of Attorney previously granted with respect to any Trust, Portfolio Trust or Fund concerning the filings and actions described herein.

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     IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand as of the 3/rd/ day of September, 2002.

SIGNATURES                         TITLE
----------                         -----


___________________________        President of each Trust, Portfolio Trust and
William Glavin                     Fund



___________________________        Treasurer and Chief Financial Officer of
Gary French                        each Trust, Portfolio Trust and Fund



___________________________        Trustee/Director of each Trust, Portfolio
Richard R. Burt                    Trust and Fund



___________________________        Trustee/Director of each Trust, Portfolio
S. Leland Dill                     Trust and Fund



___________________________        Trustee/Director of each Trust, Portfolio
Martin J. Gruber                   Trust and Fund



___________________________        Trustee/Director of each Trust, Portfolio
Richard T. Hale                    Trust and Fund



___________________________        Trustee/Director of each Trust, Portfolio
Joseph R. Hardiman                 Trust and Fund



___________________________        Trustee/Director of each Trust, Portfolio
Richard J. Herring                 Trust and Fund

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SIGNATURES                         TITLE
----------                         -----


______________________________     Trustee/Director of each Trust, Portfolio
Graham E. Jones                    Trust and Fund



______________________________     Trustee/Director of each Trust, Portfolio
Rebecca W. Rimel                   Trust and Fund



______________________________     Trustee/Director of each Trust, Portfolio
Philip Saunders, Jr.               Trust and Fund



______________________________     Trustee/Director of each Trust, Portfolio
William N. Searcy                  Trust and Fund



______________________________     Trustee/Director of each Trust, Portfolio
Robert H. Wadsworth                Trust and Fund

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